Third Quarter 2020 Earnings November 4, 2020 NYSE: TREC www.trecora.com

2 Forward Looking Statements Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that could cause the actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward–looking statements. Such risks, uncertainties and factors include, but are not limited to the impacts of general economic and financial conditions domestically and internationally; insufficient cash flows from operating activities; our ability to attract and retain key employees; feedstock, product and mineral prices; feedstock availability and our ability to access third party transportation; competition; industry cycles; natural disasters or other severe weather events, health epidemics and pandemics (including the COVID-19 pandemic) and terrorist attacks; our ability to consummate extraordinary transactions, including acquisitions and dispositions, and realize the financial and strategic goals of such transactions; technological developments and our ability to maintain, expand and upgrade our facilities; regulatory changes; environmental matters; lawsuits; outstanding debt and other financial and legal obligations (including having to return the amounts borrowed under the Paycheck Protection Program or failing to qualify for forgiveness of such loans, in whole or in part); difficulties in obtaining additional financing on favorable conditions, or at all; local business risks in foreign countries, including civil unrest and military or political conflict, local regulatory and legal environments and foreign currency fluctuations; and other risks detailed in our latest Annual Report on Form 10-K, including but not limited to: "Part I, Item 1A. Risk Factors" and "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" therein, and in our other filings with the Securities and Exchange Commission (the "SEC"). Many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic. Further, the COVID-19 pandemic may also affect our operating and financial results in a manner that is not presently known to us. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this report and the information included in our prior releases, reports and other filings with the SEC, the information contained in this report updates and supersedes such information. Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

3 Non-GAAP Measures This presentation includes the use of both U.S. generally accepted accounting principles ("GAAP") and non-GAAP financial measures. The Company believes certain financial measures, such as EBITDA from continuing operations and Adjusted EBITDA from continuing operations, which are non-GAAP measures, provide users of our financial statements with supplemental information that may be useful in evaluating our operating performance. The Company believes that such non-GAAP measures, when read in conjunction with our operating results presented under GAAP, can be used to better assess our performance from period to period and relative to performance of other companies in our industry, without regard to financing methods, historical cost basis or capital structure. These measures are not measures of financial performance or liquidity under GAAP and should be considered in addition to, and not as a substitute for, analysis of our results under GAAP. We define EBITDA from continuing operations as net income (loss) from continuing operations plus interest expense, income tax expense (benefit), depreciation and amortization. We define Adjusted EBITDA from continuing operations as EBITDA from continuing operations plus share– based compensation, plus restructuring and severance expenses, plus impairment losses and plus or minus gains or losses on disposal of fixed assets. These non-GAAP measures have been reconciled to the nearest GAAP measure for historical periods in the tables below entitled “Reconciliation of Selected GAAP Measures to Non-GAAP Measures. However, the Company is unable to reconcile its expectations regarding Adjusted EBITDA growth in 2021 to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures.

4 Q3 Highlights Successful completion of AMAK sale resulting in net cash proceeds of $61 million Adjusted EBITDA from cont. ops: $7.1MM; +69% vs. Q2’20 Total consolidated cash: $51.9MM at end of September Paydown of $31.1MM of debt (total debt of $47.1MM vs. $78.2MM at the end of June); leverage reduced to 1.6x Growth initiatives: +$4MM of annualized incremental EBITDA in 2020 on go-forward run-rate basis

5 Net Debt and Cash Summary June 30, September 30, $ millions 2020 2020 Strong Tot a l B a n k De bt $78.2 $47.1 Balance Sheet PPP Loans $6.1 $6.1 Tot a l De bt $84.3 $53.2 Cash on Balance Sheet $29.9 $51.9 Total Debt Net of Cash $54.4 $1.3 $ millions Pro Forma Note Ample Cash Balance $51.9 As of September 30, 2020 Liquidity Tax Refunds (CARES Act) $16.5 Pro Forma Cash Balance $68.4 Total Pro Forma Net Debt $(15.2)

6 Q3 Trecora Performance Summary Q3’20 Q2’20 Q1’20 Q4’19 Q3’19 YTD‘20 YTD’19 Diluted EPS from continuing $0.04 $(0.07) $0.23 $(0.61) $0.06 $0.20 $0.23 operations Net Income (Loss) from continuing $1.1 ($1.9) $5.9 $(18.7) $1.6 $5.1 $5.9 operations Adjusted EBITDA from continuing $7.1 $4.2 $5.5 $6.4 $6.9 $16.8 $24.6 operations (1) Gross Margin 17.7% 15.2% 13.0% 13.5% 15.3% 15.1% 15.3% Cap Ex $2.7 $5.7 $1.9 $3.8 $2.5 $10.3 $6.3 Tot a l B a n k De bt $47.1 $78.2 $102.2 $83.3 $89.3 $47.1 $89.3 (1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its more directly comparable GAAP measure. Ø Paydown of $31.1 million of debt; End of September bank debt of $47.1 million (vs. $78.2 million at the end of June), the lowest level since September 2014 Ø Feedstock costs declined almost 24% from Q3’19 improving Q3’20 gross margin by 240 basis points Ø Q3 capex incl. approx. $0.5 million for rebuild and repair of feedstock unit

7 Q3 Business Segment Performance Summary Specialty Petrochemicals Sales Volume (million gallons) Q3’20 Q2’20 Q1’20 Q4’19 Q3’19 All Products 17.9 15.3 19.7 20.3 20.5 Prime Products 14.7 13.1 16.2 16.3 16.4 By-products 3.1 2.3 3.5 4.0 4.1 Ø Prime products and by-products continued to be impacted by weakened end-use market demand including durable goods such as automotive and construction Ø By-product margin in Q3’20 of $0.10 per gallon compared to $0.36 per gallon in Q3’19 Specialty Waxes Q3’20 Q2’20 Q1’20 Q4’19 Q3’19 Wax Revenue ($mm) $6.0 $5.5 $6.8 $6.0 $5.8 Wax Sales Volume 8.8 8.4 10.2 7.9 8.6 (mm lbs) Avg. Wax Sales Price $0.66 $0.65 $0.66 $0.75 $0.67 ($/lb) Custom Processing $2.5 $2.8 $3.6 $2.9 $2.4 Revenue ($mm) Ø Higher sales volumes in Q3’20, reflect no material disruptions to feed supply during the quarter, as there were in Q3’19

Petrochemical Feedstock Natural Gasoline Per Gallon $1.70 $1.50 $1.30 $1.10 $0.90 $0.70 $0.50 - Market Price of $0.30 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 8 Dec-18 (Source: OPIS) Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20

9

Specialty Waxes



Wax Volume and Revenue
(in thousands)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Revenue
12,000
10,000
8,000
6,000
4,000
2,000
-
Volume
Q216
Q316
Q416
Q117
Q217
Q317
Q417
Q118
Q218
Q318
Q418
Q119
Q219
Q319
Q419
Q120
Q220
Q320
Wax Revenues($)
Wax Volume (Lbs)

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10 Organic Growth Execution Funnel SHR & TC Portfolio Ø New Markets/Products: (14 Projects) Ø Asset Utilization: (15 Projects) Ø Increasing Productivity: (4 Projects) Gate 3 Gate 2 Gate 1 Dynamic Evolution of Funnel Ideation Definition Execution Total # of Projects Q1 # of Projects 17 4 4 25 Q2 # of Projects 14 8 4 26 Q3 # of Projects 16 6 11 33

11 For more information, please visit our website: http://www.trecora.com Appendix Below

12

# Reconciliation Of Selected GAAP Measures To Non-GAAP Measures

| | THREE MONTHS ENDED 9/30/20 | | | | THREE MONTHS ENDED 9/30/19 | | | |
|---|---|---|---|---|---|---|---|---|
| | SPEC. PETRO | SPEC. WAX | CORP | TREC | SPEC. PETRO | SPEC. WAX | CORP | TREC |
| NET INCOME (LOSS) | $ 4,161 | $ (1,267) | $ 19,538 | $ 22,432 | $ 6,278 | $ (2,071) | $ (3,626) | $ 581 |
| Income (Loss) from discontinued operations, net of tax | - | - | 21,324 | 21,324 | - | - | (958) | (958) |
| Income (Loss) from continuing operations * | $ 4,161 | $ (1,267) | $ (1,786) | $ 1,108 | $ 6,278 | $ (2,071) | $ (2,668) | $ 1,539 |
| Interest | 507 | - | 1 | 508 | 895 | 316 | - | 1,211 |
| Income tax expense (benefit) | 1,150 | (26) | (271) | 853 | 303 | - | (76) | 227 |
| Depreciation and amortization | 183 | 24 | 3 | 210 | 171 | 24 | 13 | 208 |
| Depreciation and amortization in cost of sales | 2,484 | 1,403 | - | 3,887 | 1,729 | 1,524 | 1 | 3,254 |
| EBITDA from continuing operations * | 8,485 | 134 | (2,053) | 6,566 | 9,376 | (207) | (2,730) | 6,439 |
| Share based compensation | - | - | 489 | 489 | - | - | 415 | 415 |
| Adjusted EBITDA from continuing operations * | $ 8,485 | $ 134 | $ (1,564) | $ 7,055 | $ 9,376 | $ (207) | $ (2,315) | $ 6,854 |
| | | | | | | | | |
| Revenue | 39,223 | 8,523 | - | 47,746 | 54,485 | 8,230 | - | 62,715 |
| | | | | | | | | |
| | NINE MONTHS ENDED 9/30/20 | | | | NINE MONTHS ENDED 9/30/19 | | | |
| | SPEC. PETRO | SPEC. WAX | CORP | TREC | SPEC. PETRO | SPEC. WAX | CORP | TREC |
| NET INCOME (LOSS) | $ 10,150 | $ (385) | $ 21,526 | $ 31,291 | $ 17,086 | $ (5,623) | $ (6,727) | $ 4,736 |
| Gain (Loss) from discontinued operations, net of tax | - | - | 26,179 | 26,179 | - | - | (1,120) | (1,120) |
| Income (Loss) from continuing operations * | $ 10,150 | $ (385) | $ (4,653) | $ 5,112 | $ 17,086 | $ (5,623) | $ (5,607) | $ 5,856 |
| Interest | 2,158 | - | 1 | 2,159 | 3,143 | 967 | 1 | 4,111 |
| Income tax expense (benefit) | (249) | (1,595) | (2,098) | (3,942) | 3,006 | - | (1,594) | 1,412 |
| Depreciation and amortization | 554 | 71 | 13 | 638 | 512 | 72 | 45 | 629 |
| Depreciation and amortization in cost of sales | 7,351 | 4,022 | - | 11,373 | 7,387 | 4,223 | 1 | 11,611 |
| EBITDA from continuing operations * | 19,964 | 2,113 | (6,737) | 15,340 | 31,134 | (361) | (7,154) | 23,619 |
| Share based compensation | - | - | 1,422 | 1,422 | - | - | 973 | 973 |
| (Gain) Loss on disposal of assets | (8) | 17 | - | 9 | - | - | - | - |
| Adjusted EBITDA from continuing operations * | $ 19,956 | $ 2,130 | $ (5,315) | $ 16,771 | $ 31,134 | $ (361) | $ (6,181) | $ 24,592 |
| | | | | | | | | |
| Revenue | 123,248 | 27,239 | - | 150,487 | 171,468 | 25,773 | - | 197,241 |

* Discontinued Operations only applicable within the Corporate segment

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